Exhibit 10.82
ENVIRONMENTAL RESERVE ACCOUNT AGREEMENT
     THIS ENVIRONMENTAL RESERVE ACCOUNT AGREEMENT (this “Agreement”), dated as of December 7, 2010, is made by and among SMITH & WESSON HOLDING CORPORATION (the “Borrower Representative”), a Nevada corporation, SMITH & WESSON CORP., a Delaware corporation, THOMPSON/CENTER ARMS COMPANY, INC., a New Hampshire corporation, THOMPSON CENTER HOLDING CORPORATION, a Delaware corporation, UNIVERSAL SAFETY RESPONSE, INC., a Delaware corporation, FOX RIDGE OUTFITTERS, INC., a New Hampshire corporation, K.W. THOMPSON TOOL COMPANY, INC., a New Hampshire corporation, O.L. DEVELOPMENT, INC., a New Hampshire corporation, BEAR LAKE HOLDINGS, INC., a Delaware corporation, and SMITH & WESSON DISTRIBUTING, INC., a Delaware corporation (collectively, the “Borrowers”) and TD BANK, N.A., in its capacity as administrative agent for the Lenders referenced below (in such capacity, and together with any successor administrative agent, the “Administrative Agent”). Any references herein to the “Parties” shall mean the Borrowers and the Administrative Agent.
BACKGROUND
     WHEREAS, the Borrowers are entering into an Amended and Restated Credit Agreement of even date herewith (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) with the Administrative Agent and the lenders from time to time party thereto (“Lenders”), pursuant to which the Lenders have agreed, subject to the terms and conditions set forth therein, to make certain loans and other financial accommodations (collectively, the Loans”) to the Borrowers;
     WHEREAS, certain of the Borrowers are the owners of the real properties described in Exhibit A (collectively, the “Owned Properties”). Pursuant to the terms of the Credit Agreement and the other Loan Documents, and in consideration of the Lenders making the Loans to the Borrowers, each such Borrower has granted a first mortgage, collateral assignment of leases and rents, security agreement and fixture filing in favor of the Administrative Agent which encumber the Owned Properties;
     WHEREAS, the Borrowers and the Administrative Agent have entered into an Amended and Restated Hazardous Materials Indemnity Agreement of even date herewith (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Hazardous Materials Indemnity Agreement”), pursuant to which the Borrowers have jointly and severally agreed to, among other things, provide certain indemnification to the Administrative Agent and the Secured Parties (as defined in the Credit Agreement) and to perform, now and in the future, investigation, assessment and remediation of environmental contamination on the Premises (as defined in the Hazardous Materials Indemnity Agreement), including, without limitation, on the Owned Properties.
     WHEREAS, Environmental Compliance Services, Inc. (“ECS”) prepared a Phase I Environmental Site Assessment report dated October 15, 2010 for each Owned Property (collectively, the “Existing Reports”), as described in Exhibit B and incorporated herein by reference, which identified various areas of environmental contamination on or at each such Owned Property. ECS sent the Administrative Agent an environmental review memorandum dated October 27, 2010 (the “Existing Memorandum”), a copy of which is attached hereto as Exhibit C and incorporated herein by reference, which detailed the required additional investigation and remediation activities to be completed with respect to each such Owned Property to achieve appropriate regulatory closure;

     WHEREAS, the Administrative Agent and the Lenders will not make Loans to the Borrowers unless the Borrowers agree to guarantee financially the cost and expense of completion of all Environmental Efforts (as defined below); and
     WHEREAS, as a material inducement to the Administrative Agent to make the Loans, the Borrowers have agreed to enter into this Agreement.
     NOW THEREFORE, for and in consideration of the Administrative Agent’s and the Lenders’ extension of the Loans and the representations, warranties and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
     1. Definitions.
          (a) Except as otherwise expressly defined herein or in the exhibits attached hereto, all capitalized terms shall have the meanings ascribed to them in the Credit Agreement.
          (b) “Environmental Contamination” shall hereinafter be defined as the discharge, dispersal, release or escape of any solid, liquid, gaseous or thermal irritant or contamination, including smoke, vapors, soot, fumes, acids, alkalis, toxic chemicals, radon and waste materials into or upon land, or any structure on land, the atmosphere or any watercourse or body of water, including groundwater, in concentrations or amounts exceeding maximum levels allowed by applicable Environmental Laws, or by governmental or court order or directive, acting under the authority granted by Environmental Laws, provided such conditions are not naturally present in the environment in the concentration or amounts discovered.
          (c) “Environmental Efforts” shall hereinafter be defined as all investigation and remediation activities to be completed in accordance with the Existing Memorandum or to address additional Environmental Contamination (“Additional Environmental Contamination”) subsequently discovered by the Borrowers or the Administrative Agent during the performance of this remedial work or identified in any environmental report and review memorandum subsequently received by the Administrative Agent, including without any limitation, any environmental report referenced in Paragraph 4 below.
     2. Environmental Investigation and Remediation. The Borrowers shall, at its own cost and expense, and within a reasonable timeframe after the Effective Date, undertake all Environmental Efforts in accordance with applicable Environmental Laws and the Hazardous Materials Indemnity Agreement.
     3. Establishment and Operation of Environmental Reserve Account.
          (a) Reserve Funds. The Borrowers have caused the sum of $812,000 to be delivered to the Administrative Agent, which amount, combined with funds that are currently available to the Borrowers in existing escrow arrangements or otherwise, is agreed by the Parties to be a reasonable estimate of the cost of the Environmental Efforts recommended in the Existing Memorandum. The Borrowers agree (i) that the amount may be increased at the Administrative Agent’s reasonable discretion if Additional Environmental Contamination is identified during the undertaking of the Environmental Efforts or otherwise and (ii) upon notice from the Administrative Agent requesting such increased amount, the Borrowers, jointly and severally, will deposit with the Administrative Agent, in accordance with this Section 3(a), such increased amount. The funds held by the Administrative Agent pursuant to this Section 3(a) are herein collectively referred to as the “Reserve Funds.” The Administrative Agent shall hold the Reserve Funds in an interest-bearing account (the “Environmental Reserve Account”) and shall provide disbursements in accordance with Paragraph 3(b) below. The Borrowers hereby pledge to the Administrative Agent for the benefit of the Lenders, and grant to the Administrative Agent for the benefit of the Lenders, a security interest in and to, the Environmental Reserve Account, as security for the performance of the Borrowers’ obligations described in this Agreement and the Obligations.
          (b) Environmental Reserve Account Disbursements. The Borrowers and the Administrative Agent intend that the Reserve Funds shall not be used by the Borrowers to pay contractors in the performance of the Environmental Efforts. Rather, the Reserve Funds shall be held in the Environmental Reserve Account until the Borrowers provide the Administrative Agent appropriate comprehensive written documentation and/or reports evidencing the completion of required Environmental Efforts, as well as any required documentation evidencing that one or more Owned Properties (each, a “Remedied Property”) have achieved final regulatory closure under applicable Environmental Laws. Only after receipt and review of such documentation and reports, shall the Administrative Agent release to the Borrowers the Reserve Funds, but only to the extent such funds are attributable to a Remedied Property in the Administrative Agent’s reasonable discretion. The appropriateness of such documentation and any decision to release Reserve Funds pursuant to Paragraph 3(b) shall be determined at the Administrative Agent’s reasonable discretion. The Borrowers agree that any Reserve Funds required to be disbursed to the Borrowers hereunder shall be disbursed to the Borrower Representative.
     4. Reporting. The Borrowers agree to furnish to the Administrative Agent a report, in a form satisfactory to the Administrative Agent, detailing the status of all Environmental Efforts required in the Existing Memorandum and then being undertaken. Such report shall be furnished concurrently with the delivery of any annual financial statements pursuant to Section 6.01(a) of the Credit Agreement, commencing with fiscal year ended April 30, 2011.
     5. Miscellaneous Provisions.
          (a) No failure or delay on the part of a party to this Agreement in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power preclude any other or further exercise thereof or the exercise of any other right or power hereunder. No modification or waiver of any provision of this Agreement and no consent to any departure by any party to this Agreement there from shall be effective unless the same shall be in writing and signed by the party against whom such modification, waiver, or consent is being sought to be enforced against, and then such waiver, modification, or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any party to this Agreement in any case shall, of itself, entitle such party to any other or further notice or demand in similar or other circumstances.
          (b) Any notice, request, direction or demand given or made under this Agreement shall be in writing and (whether or not the other provisions of this Agreement expressly so provide) and shall be deemed to have been duly given if delivered to the Administrative Agent and the Borrowers in accordance with the terms of the Credit Agreement.
          (c) If any term, covenant, or provision of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such term, covenant, or provision.
          (d) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          (e) This Agreement sets forth the entire agreement and understanding of the parties hereto with respect to the specific matters agreed to herein and the parties hereto acknowledge that no oral or other agreements, understandings, representations, or warranties exist with respect to this Agreement or with respect to the obligations of the parties hereto under this Agreement, except those specifically set forth in this Agreement.
          (f) This Agreement is, and shall be deemed to be, a contract entered into under and pursuant to the laws of the State of New York and shall be in all respects governed, construed, applied and enforced in accordance with the laws of the State of New York. No defense given or allowed by the laws of any other state or country shall be interposed in any action or proceeding hereon unless such defense is also given or allowed by the laws of the State of New York.
          (g) The Parties hereto waive all rights to trial by jury as further set forth in the Credit Agreement and further agree to submit to personal jurisdiction in the State of New York in any action or proceeding arising out of this Agreement and, in furtherance of such agreement, the Parties hereto agree that, without limiting other methods of obtaining jurisdiction, personal jurisdiction over any of the Parties hereto in any such action or proceeding may be obtained within or without the jurisdiction of any court located in the State of New York and that any process or notice of motion or other application to any such court in connection with any such action or proceeding may be served upon the parties hereto by registered or certified mail or by personal service at the last known address of the parties hereto, whether such parties be within or without the jurisdiction of any such court.
          (h) This Agreement may be executed in one or more counterparts by some or all of the parties hereto, each of which counterparts shall be an original and all of which together shall constitute a single agreement. This Agreement shall be a “Loan Document” as defined in the Credit Agreement.
          (i) The Borrowers and the Administrative Agent hereby unconditionally and irrevocably waive any and all rights to trial by jury in any action, suit or proceeding arising out of or related to this Agreement, or any transaction arising there from or related thereto.
[Signature Pages to Follow]

     IN WITNESS WHEREOF, the Parties have duly executed this Agreement under seal as of the day and year first above written.

BORROWERS: SMITH & WESSON HOLDING CORPORATION
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer

SMITH & WESSON CORP.
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer

THOMPSON/CENTER ARMS COMPANY, INC.
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer

UNIVERSAL SAFETY RESPONSE, INC.
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer

FOX RIDGE OUTFITTERS, INC.
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer
*Signatures Continued on Next Page*
[Signature Page to Environmental Reserve Account Agreement]

BEAR LAKE HOLDINGS, INC.
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer

K.W. THOMPSON TOOL COMPANY, INC.
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer

O.L. DEVELOPMENT, INC.
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer

THOMPSON CENTER HOLDING COMPANY
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer

SMITH & WESSON DISTRIBUTING, INC.
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer
*Signatures Continued on Next Page*
[Signature Page to Environmental Reserve Account Agreement]

Administrative Agent: TD BANK, N.A., as Administrative Agent
By:	/s/ Maria P. Goncalves
	Name:	Maria P. Goncalves
	Title:	Regional Vice President
[Signature Page to Environmental Reserve Account Agreement]

EXHIBIT A
Owned Properties
1.	2100 Roosevelt Avenue, Springfield, Massachusetts, owned by Smith & Wesson Corp.

2.	299 Page Boulevard, Springfield, Massachusetts, owned by Smith & Wesson Corp.

3.	19 Aviation Drive, Houlton, Maine, owned by Smith & Wesson Corp.

4.	400 North Main Street, Rochester, New Hampshire, owned by O.L. Development, Inc.

EXHIBIT B
Existing Reports
1.	Phase I Environmental Site Assessment (ESA) report dated October 15, 2010 prepared by Environmental Compliance Services, Inc. for Smith & Wesson Corp., relating to the real property located at 19 Aviation Drive, Houlton, Maine.

2.	Phase I Environmental Site Assessment (ESA) report dated October 15, 2010 prepared by Environmental Compliance Services, Inc. for Smith & Wesson Corp., relating to the real property located at 2100 Roosevelt Avenue, Springfield, Massachusetts.

3.	Phase I Environmental Site Assessment (ESA) report dated October 15, 2010 prepared by Environmental Compliance Services, Inc. for Smith & Wesson Corp., relating to the real property located at 299 Page Boulevard, Springfield, Massachusetts.

4.	Phase I Environmental Site Assessment (ESA) report dated October 15, 2010 prepared by Environmental Compliance Services, Inc. for O.L. Development, Inc., relating to the real property located at 400 North Main Street, Rochester, New Hampshire.

EXHIBIT C
Existing Memorandum
[See attached]